Exhibit 10.08.1

     UNION BANKSHARES CORPORATION
NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR EXECUTIVES
(As Restated Effective January 1, 2017)
ADOPTION AGREEMENT

This Adoption Agreement is the companion document that allows an employer to sponsor and adopt the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives (the “Plan”). Each Employer named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto.

In completing this Adoption Agreement, if additional space is required, insert additional sheets.

1. EMPLOYER(S) ADOPTING PLAN.
(a) Name of Plan Sponsor:	(b) Plan Sponsor’s Telephone Number:
Union Bankshares Corporation	(804) 327-7535
(c) Address of Plan Sponsor:	(d) Plan Sponsor’s EIN:
1051 E Cary Street, STE 1200	80-0463989
Richmond, VA 23219	(e) Plan Sponsor’s Tax Year End:
12/31
   (f) Other Participating Employers Adopting the Plan:

    [X] (1) All Affiliates are automatically participating Employers in the Plan, except for the following
______________________________________________________________________________________.
   [ ] (2) Each participating Employer is listed individually on the attachment captioned “List of Participating Employers,” which shall be updated as needed from time to time in compliance with ARTICLE XV of the basic plan document.

2. GENERAL PLAN INFORMATION.
(a) Name of Plan:
Union Bankshares Corporation Executive's Deferred Compensation Plan
(b) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

3. STATUS OF PLAN AND EFFECTIVE DATE(S).
(a) Effective Date of Plan: The Effective Date of the Plan is January 1 , 1998 .
   (b) Plan Status. The adoption of the Plan through this Adoption Agreement is:

   [ ] (1) Initial Establishment. The initial adoption and establishment of the Plan.

   [X] (2) Restated Plan. An amendment and restatement of the Plan (a Restated Plan).

(A) Effective Date of this Restatement. The Effective Date of this Restatement is January

  1        ,     2019      .

(B) Prior Plan. The Plan was last maintained under document dated January 1            ,  2018 .

and was known as the Union Bankshares Corporation Executive's Deferred Compensation Plan
_______________________________________________________________________________
______________________________________________________________________________.

(C) 409A Transitional Provisions (grandfathering election):

   [ ] Election NOT to Grandfather Pre-January 1, 2005 Vested Balances. If this Option is elected, all Deferral Accounts shall be subject to the rules set forth in the post-December 31, 2004 restatements.

If the Option is not elected, the Deferral Accounts attributable to transfers from predecessor plans prior to December 31, 2004 and contributions that are vested as of December 31, 2004 shall be segregated from the Deferral Accounts attributable to contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. The terms of the Plan in effect on and after January 1, 2005 shall only apply to transfers and contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005.

  [ ] (3) Special or Other Transitional Provisions. [Use attachment if additional space is needed]

   [Enter any special provisions including alternate definitions or other transitional provisions relating to any Predecessor Plan Account and the Plan as restated]_________________________________
_______________________________________________________________________________
_______________________________________________________________________________

  [ ] (c) If elected, this Plan is intended to be paired with a qualified cash or deferred arrangement as described in subparagraph 3.1(d) of the basic plan document.

If Elected – Name of the paired plan __________________________________________________

4. DEFINITIONS AND OTHER OPTIONAL PROVISIONS.
(a) Compensation Paragraph 1.10
Compensation is used throughout the basic plan document for different purposes. The following specific rules apply.

(1) General Definition. The Compensation definition in paragraph 1.10 of the basic plan document is modified as follows:

(A) Salary. Base salary and base wages subject to the following modifications or limitations:
_including any commission based wages_____________________________________
_________________________________________________________
_________________________________________________________
[Consider whether to fix the date for determining Salary. Consider whether to revise to exclude reductions for 401(k) and cafeteria plan contributions. Other revisions may be desired.]

(B) Discretionary or Other Bonus. All discretionary or other Bonuses unless otherwise provided:
_Only bonuses or incentive payments that are considered Performance-Based Compensation under Treasury Reg 409A-1(e), with the exception of 2% bonus in lieu or the terminated Union Pension Plan which is also included as a qualified bonus under the plan._______________________________________________
[List excluded bonus or incentive programs. The Plan Sponsor may elect a Special Deferral Election Period for Performance-Based Compensation.]

(2) Specific Definitions. When used with respect to each type of contribution under the Plan, Compensation shall include:

(A) Employee Deferral Contributions. [Check all that apply]

[X] (a) Salary.

[X] (b) Bonuses.

(B) Employer Non-Elective Contributions. [Check all that apply]

   (a) Salary.

   (b) Bonuses.

(C) Employer Matching Contributions. [Check all that apply]

   (a) Salary.

   (b) Bonuses.

(b) Eligible Employee Paragraph 1.17

Eligible Employee shall mean only the following:

 [X] (1) Determination by Board. Any individual who is designated as an Eligible Employee by resolution of the [X] Plan Sponsor’s [ ]Employer’s Board. A copy of the resolution shall be attached to and incorporated by reference into the Plan.

[ ] (2) Determination by CEO. Any individual who is designated in writing as an Eligible Employee by resolution of the [ ] Plan Sponsor’s [ ] Employer’s Chief Executive Officer. A copy of the Chief Executive Officer’s designation shall be attached to and incorporated by reference into the Plan.

[ ] (3) Determined by Classification or Grade. Any individual who is classified under the Employer’s personnel practices and policies as employed in the following grades or classifications:
_________________________________________________
_________________________________________________
[List executive classification to be included in plan coverage]

[ ] (4) Determined by Position or Title. Any individual who is employed in the following positions with the Employer:
_________________________________________________
_________________________________________________
[List the executive positions to be included in plan coverage]

(c) Plan Year Paragraph 1.24
In the case of a Restated Plan which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin on       , ____ and end on ______, ______, with the short Plan Year beginning on             , _______ and ending on December 31, ________. Thereafter, the Plan Year shall be the 12-month period beginning each January 1.

(d) Effective Date of Coverage Paragraph 2.1
The effective date of coverage for an Eligible Employee shall be [Check one]
[ ] (1) Immediate. The first day of the first payroll period beginning on or after the date the individual became an Eligible Employee.

[ ] (2) Monthly. The first day of the first payroll period beginning on or after the first day of _________ [Complete with 1st, 2nd, or other] month next following the date the individual became an Eligible Employee.

[ ] (3) Semi-Annually. The first day of the Plan Year or the first day of the seventh month of the Plan Year on or next following the date the individual became an Eligible Employee.

 [X] (4) Annually. The first day of the Plan Year on or next following the date the individual became an Eligible Employee.

[X] (e) Special Election Period for Performance-Based Compensation Subparagraph 3.2(d)
If this Option is elected, the Plan Sponsor may permit Eligible Employees to make Deferred Compensation Elections with respect to Performance-Based Compensation prior to the annual filing deadline established by the Administrator which deadline shall be no later than six (6) months prior to the end of the period for which such Bonus is earned, as described in subparagraph 3.2(d) of the basic plan document.

Otherwise, except for new participants, all Deferred Compensation Elections for all Bonuses must be made prior to the annual filing deadline established by the Administrator, which deadline shall be no later than the end of the calendar year or end of the Plan Sponsor’s fiscal year, immediately preceding the applicable year to which the Bonus relates.

In order to be Performance-Based Compensation, (i) the Bonus must be earned over a period of at least twelve (12) months, (ii) the Bonus must be based on pre-established organizational or individual performance criteria for which the outcome is substantially uncertain at the time of establishment, (iii) such criteria are established in writing no later than ninety (90) days after the beginning of the period of service to which the Bonus and performance relate, and (iv) such criteria are not substantially certain to be met at the time established. See more specific definition in Treas. Reg. 1.409A-1(e).

[X] (f) Cancellation of Deferred Compensation Election For Disability Paragraph 3.5
If this Option is elected, the Plan Sponsor:

[ ] (1) Mandatory Cancellation. Will cancel the Deferred Compensation Election of an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b).

  [X] (2) Optional Cancellation.  May permit an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b) to cancel his Deferred Compensation Election.

If this Option is not selected, no cancellation will be required or permitted upon the occurrence of a Disability.

(g) Rules Relating to “Specified Employee” Delay Subparagraph 9.1(c)
For purposes of applying the 6-month delay required by Section 409A for a Participant who is a “specified employee” (i.e., a “key employee” of any publicly-traded company):

(1) Specified Employee Identification Date. Specified employees shall be identified in the following manner: [Check one of the following and complete, if applicable]

[ ] (A) Established By Board Action or Other Document of Plan Sponsor. The identification date and its effective date shall be established by the Plan Sponsor through the document set forth below, which may be an action of its Board or other written document: _________________________________
_________________________________________________ [Describe document establishing specified employee identification date]

 [X] (B) Default Dates in Regulations. The identification date shall be December 31 and effective for distributions to be made during the 12-month period beginning on or after the following April 1, as provided in Treas. Reg. 1.409A-1(i).

[ ] (C) Alternative Identification Date. The identification date shall be ________________ (identification date) and effective for distributions to be made during the 12-month period beginning on or after the following _________ [enter date not later than the first day of the 4th month following the identification date]

The Specified Employee Identification Date must be the same date for all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates.

(2) Compensation to be Used in Determining Specified Employees. Specified employees are (A) the 50 highest paid officers (or if less, the greater of 3 or 10% of employees) with compensation in excess of $175,000 (for 2017) (as adjusted from time to time), (B) 1% owners with compensation in excess of $150,000, or (C) 5% owners. The definition of compensation for this purpose shall be determined in the following manner: [Check one of the following and complete, if applicable]

 [ ] (A) Board Action or Other Document of Plan Sponsor. The compensation used to identify specified employees shall be established by the Plan Sponsor though the document set forth below which may be an action of its Board or other written document that applies to all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates.________________________________________________________________________________________
[Describe document establishing compensation definition]

[X] (B) VBA Plan. The compensation used to identify specified employees shall be the Total Compensation definition elected under the VBA Plan.

[ ] (C) Alternative Compensation Definition. The compensation used to determine specified employees shall be determined in the following manner _________________________________________________________[Describe the document establishing compensation definition or describe compensation based on an acceptable definition under Section 415 of the Code]

(3)    Payment Rules Following Required Delay Period. Upon the expiration of the required 6-month delay: [Check one of the following]

  [X] (A)    Catch-Up Missed Payments. Payments to which a specified employee would otherwise have been entitled during the 6-month delay will be accumulated and paid on the first day of the 7th month following the date of Separation from Service for reasons other than death.

  [ ] (B)     Each Payment Delayed. Each payment to which a specified employee would otherwise have been entitled during the 6-month delay will be delayed for 6 months.

[X] (h) Rules Relating to Final Check of Year
If this Option is elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the taxable year in which the payroll period began.

If this Option is not elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the subsequent taxable year in which the payment is made.

Any change in election relating to the final check of the Participant’s taxable year may not be effective for 12 months from the date the amendment is adopted and executed.

5. EMPLOYER CONTRIBUTIONS.
(a) Employer Contributions Paragraph 4.1

The following contributions by the Employer are elected:

    [X] (1) None. Employer contributions are not permitted.

       (2) Employer Non-Elective Contribution.

      (A) Amount. Each Employer shall make an Employer Non-Elective Contribution for each Plan Year in such amount, if any, which the Employer shall determine.

             (i) Flexible Formula ‑ Such amount, if any, which the Board of the Employer shall determine by resolution.

       (ii) Compensation Formula - _________% [Insert percentage] of the Compensation for such Plan Year, plus any additional amount that the Board of the Employer shall determine by resolution.

          (iii) Fixed Amount  ‑ $________________________ [Insert amount], plus any additional amount that the Board of the Employer shall determine by resolution.

                                                                                                  (iv) Other - ________________________________
   ___________________________________________
___________________________________________
___________________________________________

   (B) Participants Entitled to Employer Non-Elective Contribution. The Employer Non-Elective Contribution shall be allocated to the Employer Non-Elective Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]

  (i) Are employed as Eligible Employees for at least ____________________ [Insert number of months] full calendar months in such Plan Year.

    (ii) Are Eligible Employees at any time during such Plan Year.

   (iii) Are Eligible Employees on the last day of such Plan Year.

   (iv) If they died while Eligible Employees or retired on a Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]

 (a) But only if they are employed as an Eligible Employee for at least _________ [Insert number of months] full calendar months in such Plan Year.

   (b) Regardless of the number of months employed during such Plan Year.

   (v) Other - _____________________________________
   ___________________________________________
___________________________________________
___________________________________________

   (3) Employer Matching Contributions.

(A) Amount. Each Employer shall make an Employer Matching Contribution for each Plan Year in an amount equal to the following percentage(s) of each Participant’s Deferral Contribution for such Plan Year [Check one]

   (i) Straight Percentage ‑ _______% [Insert percentage] of his Compensation contributed to the Plan (up to a maximum of _________% of such Compensation).

   (ii) Contribution Weighted Percentages ‑ _________% [Insert percentage] of the first _________% [Insert percentage] of his Compensation contributed to the Plan and ______% of his Compensation contributed to the Plan (up to a maximum of _________% of such Compensation).

   (iii) Other - _____________________________________
   ___________________________________________
___________________________________________
___________________________________________

   (B) Participants Entitled to Employer Matching Contribution. The Employer Matching Contribution shall be allocated to the Employer Matching Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]

   (i) Are employed as an Eligible Employee for at least _________ [Insert number of months] full calendar months in such Plan Year.

   (ii) Are Eligible Employees at any time during such Plan Year.

   (iii) Are Eligible Employees on the last day of such Plan Year.

   (iv) If they died while an Eligible Employee or retired on a Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]

   (a) But only if they are employed as an Eligible Employee for at least _____ [Insert number of months] full calendar months in such Plan Year.

   (b) Regardless of the number of months employed during such Plan Year.

   (v) Other - _____________________________________
___________________________________________
___________________________________________
___________________________________________

6. VESTING.
(a) Vesting Schedule Paragraphs 6.2 and 6.3
The following vesting schedule shall apply to the Employer Deferral Account
[Check one, and complete where applicable]

   (1) Employer Non-Elective Deferral Account. The following vesting schedule shall apply to the Employer Non-Elective Deferral Account [Check one, and complete where applicable]

   (A) Apply Rules Described in Qualified Plan. A Participant is vested in his Employer Non-Elective Deferral Account under the Plan in the same manner and applying the same rules applicable to employer profit sharing or other non-matching contributions under the following qualified retirement plan maintained by the Employer: ____________
________________________________________________

   (B) Always 100% Vested. A Participant shall always have a non-forfeitable right to 100% of his Employer Non-Elective Deferral Account.

   (C) Other Applicable Rules. A Participant shall be vested in his Employer Non-Elective Deferral Account in accordance with the following rules: __________________
________________________________________________
[Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service]

   (2) Employer Matching Deferral Account. The following vesting schedule shall apply to the Employer Matching Deferral Account [Check one, and complete where applicable]

   (A) Apply Rules Described in Qualified Plan. A Participant is vested in his Employer Matching Deferral Account under the Plan in the same manner and applying the same rules applicable to matching contributions made under the following qualified retirement plan maintained by the Employer: _______________________________________
________________________________________________
   (B) Always 100% Vested. A Participant shall always have a non-forfeitable right to 100% of his Employer Matching Deferral Account.

   (C) Other Applicable Rules. A Participant shall be vested in his Employer Matching Deferral Account in accordance with the following rules: _________________
________________________________________________
________________________________________________
[Describe vesting provisions, including automatic vesting provisions, applicable schedule and rules for counting service]

7. RETIREMENT DATES.
(a) Normal Retirement Date Paragraph 8.1
A participant's Normal Retirement Date shall be the day the Participant reaches age_________.
(b) Early Retirement Date Paragraph 8.3
[X](1) None.

   (2) No age requirement.

   (3) Age requirement of _________________________ years.

   (4) No service requirement.

   (5) Service requirement of ________________________ years of continuous full-time service with the Employer.

(c) Disability Retirement Date Paragraph 8.4
                                                                           [Select and complete applicable provision(s)]

 [X] (1) No age requirement.

       (2) Age requirement of ________________________ years.

[X] (3) No service requirement.

       (4) Service requirement of ________________________ years of continuous full-time service with the Employer.

8. TIME AND FORM OF PAYMENTS.
(a) Time of Payment Paragraph 9.1
The Employer Non-Elective Deferral Account shall be paid on the Participant’s Separation from Service. The Benefit Commencement Date for all other benefits will be determined as follows: [Check one, and complete where applicable]

  (1) Selected By Plan Sponsor. The Plan Sponsor selects the following time of payment:

   (A) Normal Retirement Date. The later of the Participant’s Normal Retirement Date under the Plan or his Separation from Service (for reasons other than death).

   (B) Separation from Service. The Participant’s Separation from Service for whatever reason.

   (C) Six Months Following Separation from Service. Six months following the Participant’s Separation from Service (for reasons other than death).

If elected here , the Plan Sponsor elects for payment to be accelerated upon a Change in Control, but only with respect to contributions made after this Adoption Agreement is executed, unless the Plan Sponsor previously made such an election under Option 3(b)(3).

  [X] (2) Selected By Participant. The date selected by the Participant in accordance with the following:

(A) Participant’s Options. The Participant may elect that his Benefit Commencement Date be based on

   (i) The later of his Normal Retirement Date or his [X] Separation from Service (for reasons other than death) or [ ] six months following his Separation from Service (for reasons other than death). [Select one]

   (ii) [X] His Separation from Service (for reasons other than death), or [ ] six months following his Separation from Service (for reasons other than death). [Select one]

   (iii) A date certain stated clearly in his Deferred Compensation Election form which shall be without regard to when his employment with the Employer ends.

   (iv) The later of a date certain or [X] his Separation from Service (for reasons other than death), or [ ] six months following his Separation from Service (for reasons other than death). [Select one]

   (v) The earlier of a date certain or [X] his Separation from Service (for reasons other than death) or [ ] six months following his Separation from Service (for reasons other than death). [Select one]

[X] (vi) Change in Control. The Participant may elect to have payment accelerated upon a Change in Control.

(b) Form of Payment to Participant Paragraph 9.2
The Employer Non-Elective Deferral Account shall be paid in a single lump sum. The form of payment to the Participant for all other benefits will be determined as follows: [Check one, and complete where applicable]

   (1) Selected By Plan Sponsor. The Plan Sponsor selects the following form of payment:

   (A) Lump Sum. Deferral Benefits will be paid to the Participant in a single, lump-sum payment.

   (B) Periodic Installments. Deferral Benefits will be paid to the Participant in periodic installment payments made:

      (i) Frequency:

         (a) Monthly.

         (b) Annually.

      (ii) Duration. Over the following period:

         (a) Five (5) years.

         (b) Ten (10) years.

         (c) Fifteen (15) years.

         (d) Twenty (20) years.

[X] (2) Selected By Participant. The Participant may elect from among the following forms of payment [Select options to be available to Participants]

[X] (A) Lump Sum. Deferral Benefits may be paid to the Participant in a single, lump-sum payment.

 [X] (B) Periodic Installments. Deferral Benefits may be paid to the Participant in periodic installment payments made:

      (i) Frequency:

      [X] (a) Monthly.

      [X] (b) Annually.

      (ii) Duration. Over the following period:

       [X] (a) Five (5) years.

       [X] (b) Ten (10) years.

       [X] (c) Fifteen (15) years.

       [X] (d) Twenty (20) years.

(c) Form of Payment to Beneficiary Paragraph 9.2
Any unpaid portion of the Employer Non-Elective Deferral Account shall be paid in a single lump sum to the Beneficiary. The form of payment to the
Beneficiary for all other unpaid benefits will be determined as follows:
      [Check one, and complete where applicable]

   (1) Selected By Plan Sponsor. The Plan Sponsor selects the following form of payment to the Beneficiary:

   (A) Lump Sum. Deferral Benefits will be paid to the Beneficiary in a single, lump-sum payment.

   (B) Periodic Installments. Deferral Benefits will be paid to the Beneficiary in periodic installment payments made:

      (i) Frequency:

         (a) Monthly.

         (b) Annually.

      (ii) Duration. Over the following period:

         (a) Five (5) years.

         (b) Ten (10) years.

         (c) Fifteen (15) years.

         (d) Twenty (20) years.

(2) Selected By Participant. The Participant may elect the form of payment to the Beneficiary from among the following forms of payment [Select options to be available to Participants]

[X] (A) Lump Sum. Deferral Benefits will be paid to the Beneficiary in a single, lump-sum payment.

[X] (B) Periodic Installments. Deferral Benefits will be paid to the Beneficiary in periodic installment payments made:

      (i) Frequency:

       [X] (a) Monthly.

       [X] (b) Annually.

      (ii) Duration. Over the following period:

       [X] (a) Five (5) years.

       [X] (b) Ten (10) years.

       [X] (c) Fifteen (15) years.

        [X] (d) Twenty (20) years.

9. HARDSHIP WITHDRAWALS.
(a) Availability Generally Paragraph 10.1
A Participant [Check one]
    (1) Not Permitted. May not make Hardship Withdrawals.

[X] (2) Permitted. May make a Hardship Withdrawal for an Unforeseeable Emergency from the following accounts [Check one or more]

[X] (A) Employee Deferral Account.

   (B) Employer Matching Deferral Account.

(C) Employer Non-Elective Deferral Account. (D) Predecessor Plan Account.

10. PARTICIPANT DEEMED INVESTMENT DIRECTION.
(a) Availability Generally Paragraph 5.2	A Participant [Check one]
 (1) Not Permitted. May not make deemed investment directions.

[X] (2) Permitted. May make deemed investment directions for the following accounts (“directable accounts”) [Check one or more]

 [X] (A) Employee Deferral Account.

   (B) Employer Matching Deferral Account.

   (C) Employer Non-Elective Deferral Account.

   (D) Predecessor Plan Account.

(b) Permissible Investments
Unless the Plan Sponsor elects a different option below, a Participant’s directable accounts may be invested in the investment funds which are designed to mirror the investment options available under the VBA Plan as adopted by the Plan Sponsor, to the extent legally practical, with alternate funds designated where collective investment funds may not be offered under a nonqualified plan.

 [X] (1) VBA Plan Plus Company Stock. In addition to the funds available under the VBA Plan, a Company Stock Fund will also be available for directed investment.

   (2) VBA Plan Without Company Stock. Regardless of whether a Company Stock Fund is available under the VBA Plan, no Company Stock Fund will be available for directed investment.

(3) Company Stock Only. In lieu of the funds available under the VBA Plan, a Company Stock Fund will be the only fund available for directed investment.

IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this Adoption Agreement this     17th     day of     December    , _2018    .

Union Bankshares Corporation
[Enter Name of Plan Sponsor]

By /s/ Loreen Lagatta
Its EVP, Chief Human Resource Officer

[SEAL]

ATTEST:

/s/ Rachael R. Lape
Its General Counsel and SVP

[Enter Name of Employer]

By
Its

[SEAL]

ATTEST:

Its

[Enter Name of Employer]

By
Its

[SEAL]

ATTEST:

Its

UNION BANKSHARES CORPORATION

RESOLUTIONS OF THE BOARD OF DIRECTORS

December 6, 2018

Regarding the Eligibility for Union Bankshares Corporation Executive’s Deferred
Compensation Plan
WHEREAS, Union Bankshares Corporation (the “Company”) sponsors the Union Bankshares Corporation Executive’s Deferred Compensation Plan, as restated effective January 1, 2017, and the accompanying Adoption Agreement (collectively, the “Plan”), and the Plan is a “nonqualified deferred compensation plan,” as that term is defined under Internal Revenue Code (“Code”) Section 409A and applicable guidance issued thereunder (collectively, “Code Section 409A”) and is intended to qualify as an unfunded plan maintained by the Company in part for the purpose of providing deferred compensation for a select group of management or highly compensated employees (a “top hat plan”), as described in Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 (“ERISA”); and
WHEREAS, the Board is authorized to amend the Plan in accordance with paragraph 14.1(a) of the Plan; and
WHEREAS, the Compensation Committee (the “Committee”) of the Board has determined that it is advisable and in the best interests of the Company, effective for Plan Years beginning on or after January 1, 2019, subject to all other applicable provisions of the Plan, that the Plan’s definition of “Eligible Employee” be amended to change the eligibility requirements for participating in the Plan from certain titles to certain compensation levels, provided that certain participants who meet the prior definition will remain eligible; and
WHEREAS, unless the context clearly indicates otherwise, the capitalized terms not specifically defined herein shall have the meaning set forth in the Plan.
NOW, THEREFORE, BE IT RESOLVED, that, effective for Plan Years beginning on or after January 1, 2019, subject to all other applicable provisions of the Plan, the definition of “Eligible Employee” under the Plan for a Plan Year shall be, as determined on December 1st of the prior Plan Year, an Employee who is an officer of an Employer and either (1) has an annual base salary equal to or greater than the Key Employee Threshold (as defined below) or (2) during the prior 12 months, earned commissions that are equal to or greater than the Key Employee Threshold; and
RESOLVED FURTHER, that the Key Employee Threshold shall mean the dollar threshold for the definition of “key employee” under Code Section 416(i)(1)(A)(i) that has been established by the IRS for a calendar year (for the 2019 Plan Year, $180,000), provided, however, that such threshold shall in no event be less than $175,000; and

RESOLVED FURTHER, that an Employee who has elected to defer Compensation under the Plan prior to January 1, 2019 and that continues to meet the prior definition of “Eligible Employee” for a Plan Year beginning on or after January 1, 2019, shall also be considered an “Eligible Employee” under the Plan (referred to as “grandfathered eligibility”); and
RESOLVED FURTHER, that the Board hereby authorizes the appropriate officers of the Company to implement these changes, including amendment of the Adoption Agreement of the Plan.